UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

SOUTHERN TRUST SECURITIES HOLDING CORP
(Exact name of registrant as specified in charter)

Florida	000-52618	651001593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Almeria Ave., Coral Gables, Florida 33134
(Address of principal executive offices)

(305) 446-4800
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 28, 2007, Southern Trust Securities Holding Corp. (the “Corporation”) filed an Amendment to its Amended and Restated Articles of Incorporation, as Amended, with the Florida Department of State setting forth a designation for the Corporation’s to be issued Series C 8% Convertible Preferred Stock (the “Amendment.”)  The Amendment became effective upon filing.

A copy of the Amendment is filed herewith as Exhibit 3(i)(4).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN TRUST SECURITIES HOLDING CORP.

Date: November 30, 2007	By:	/s/ Robert Escobio
Robert Escobio
Chief Executive Officer

EXHIBITS

Exhibit 3(i) 4

Amendment to Amended and Restated Articles of Incorporation, as Amended